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                                                                 Exhibit 10.15.a

                            ASSIGNMENT AND AMENDMENT
                            TO EMPLOYMENT AGREEMENT

      This Assignment and Amendment to Employment Agreement is entered into effective as of February 1, 1997 by and among Granite Construction Company ("Granite Co."), Granite Construction Incorporated ("Granite Inc.") and Mark E. Boitano (the "Executive").

      WHEREAS, Granite Co. and the Executive entered into an Employment Agreement effective as of April 20, 1990 (the "Agreement").

      WHEREAS, subsequent to execution of the Agreement, Executive, along with other executives of Granite Co., was formally employed by Granite Inc., the parent of Granite Co.

      WHEREAS, the parties desire to transfer the obligations of Granite Co. under the Agreement to Granite Inc.

      NOW THEREFORE, the parties agree as follows:

      1. Assignment. All obligations of Granite Co. under the Agreement are hereby assigned to and assumed by Granite Inc.

      2. Meaning of "Company". All references to "Company" in the Agreement as hereby amended, including expressly the references relating to change in control in Section 6 of the Agreement, are hereinafter references to Granite Inc.

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      3.    No Further Changes. Except as set forth herein the Agreement shall remain in full force and effect as originally written.

      IN WITNESS WHEREOF, the parties have executed this Assignment and Amendment to Employment Agreement effective as the day and year first above written.

GRANITE CONSTRUCTION COMPANY                   GRANITE CONSTRUCTION
                                               INCORPORATED

By: /s/ David H. Watts                         By: /s/ David H. Watts
    ------------------------                       -----------------------------

Title: David H. Watts                          Title: David H. Watts

EXECUTIVE

/s/ Mark E. Boitano
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Mark E. Boitano
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    Name (Please Print)